UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2014 (June 27, 2014)

MEMORIAL RESOURCE DEVELOPMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36490	46-4710769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney, Suite 2100 Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

Pursuant to the Indenture, dated as of December 18, 2013 (as amended, modified or supplemented from time to time, the “Indenture”), among Memorial Resource Development Corp., as successor under the Indenture to Memorial Resource Development LLC (the “Company”), Memorial Resource Finance Corp. (together with the Company, the “Issuers”), each of the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), the Issuers provided notice to the Trustee that they had elected to redeem all of the outstanding 10.00%/10.75% Senior PIK Toggle Notes due 2018 issued under the Indenture (the “Notes”), at a redemption price of 102% of the principal amount of the Notes plus accrued and unpaid interest thereon, on July 16, 2014 (the “Redemption”). On June 27, 2014, the Company irrevocably deposited with the Trustee approximately $360 million, which is the amount sufficient to fund the Redemption and to satisfy and discharge (the “Discharge”) the Issuers’ obligations under the Notes and the Indenture. The Discharge became effective upon the irrevocable deposit of the funds with the Trustee.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 1, 2014, Memorial Production Partners LP (the “Partnership”), a consolidating subsidiary of the Company, announced that the Partnership closed its previously announced acquisition of oil and natural gas liquids properties in Wyoming from Merit Energy Company, LLC and certain of its affiliates (the “Acquisition”). The Partnership acquired the properties for an adjusted purchase price of approximately $915.1 million, subject to customary post-closing adjustments. The Acquisition was funded with borrowings under the Partnership’s revolving credit facility.

The definitive purchase and sale agreement relating to the Acquisition, dated as of May 2, 2014, among Memorial Production Operating LLC, the Partnership’s wholly-owned subsidiary, and Merit Energy Company, LLC and certain of its affiliates (the “Purchase Agreement”), contains representations and warranties, covenants and indemnification provisions that are typical for transactions of this nature and that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among such parties. Accordingly, the Purchase Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was previously filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2014 and is incorporated by reference in this Item 2.01.

The Company controls the Partnership through its ownership of the general partner the Partnership. The Partnership is a publicly traded limited partnership engaged in the acquisition, production and development of oil and natural gas properties in the United States. Due to the Company’s control of the Partnership through the ownership of its general partner, the Company is required to consolidate the Partnership for accounting and financial reporting purposes.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited statements of revenues and direct operating expenses for the Acquisition for the three months ended March 31, 2014 and 2013, and the audited statements of revenues and direct operating expenses for the Acquisition for each of the years in the three-year period ended December 31, 2013, including the related notes thereto, and the independent auditor’s report related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2014 and the unaudited condensed combined pro forma statements of operations for the three months ended March 31, 2014 and for the year ended December 31, 2013, including notes thereto, which gives effect to the Acquisition and related financing transactions, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated as of May 2, 2014, among Merit Management Partners I, L.P., Merit Energy Partners III, L.P., Merit Pipeline Company, LLC and Merit Energy Company, LLC and Memorial Production Operating LLC (incorporated by reference to Exhibit 2.1 to Memorial Production Partners LP’s Current Report on Form 8-K (File No. 001-35364) filed on May 5, 2014)

23.1	Consent of KPMG LLP

99.1	Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Under Contract for Purchase by Memorial Production Partners LP from Merit Energy for the three months ended March 31, 2014 and 2013 (unaudited) and the years ended December 31, 2013, 2012 and 2011

99.2	Memorial Resource Development Corp.’s Unaudited Pro Forma Condensed Combined Financial Statements as of March 31, 2014 and for the three months ended March 31, 2014 and year ended December 31, 2013

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K; copies of such schedules will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL RESOURCE DEVELOPMENT CORP.

Date: July 2, 2014	By:	/s/ Kyle N. Roane
Kyle N. Roane
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated as of May 2, 2014, among Merit Management Partners I, L.P., Merit Energy Partners III, L.P., Merit Pipeline Company, LLC and Merit Energy Company, LLC and Memorial Production Operating LLC (incorporated by reference to Exhibit 2.1 to Memorial Production Partners LP’s Current Report on Form 8-K (File No. 001-35364) filed on May 5, 2014)

23.1	Consent of KPMG LLP

99.1	Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties Under Contract for Purchase by Memorial Production Partners LP from Merit Energy for the three months ended March 31, 2014 and 2013 (unaudited) and the years ended December 31, 2013, 2012 and 2011

99.2	Memorial Resource Development Corp.’s Unaudited Pro Forma Condensed Combined Financial Statements as of March 31, 2014 and for the three months ended March 31, 2014 and year ended December 31, 2013

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K; copies of such schedules will be furnished to the Securities and Exchange Commission upon request.